UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On May 10, 2016, CenterPoint Energy, Inc. (“CenterPoint Energy”) reported first quarter 2016 earnings. For additional information regarding CenterPoint Energy’s first quarter 2016 earnings, please refer to CenterPoint Energy’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

CenterPoint Energy is holding a conference call to discuss its first quarter 2016 earnings on May 10, 2016. Information about the call can be found in the Press Release furnished herewith as Exhibit 99.1. For additional information regarding CenterPoint Energy’s first quarter 2016 earnings, please refer to the supplemental materials which are being posted on CenterPoint Energy’s website and are attached to this report as Exhibit 99.2 (the “Supplemental Materials”), which Supplemental Materials are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The information in the Press Release and the Supplemental Materials is being furnished, not filed, pursuant to Item 2.02 and 7.01, respectively. Accordingly, the information in the Press Release and the Supplemental Materials will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued May 10, 2016 regarding CenterPoint Energy, Inc.’s first quarter 2016 earnings

99.2	Supplemental Materials regarding CenterPoint Energy, Inc.’s first quarter 2016 earnings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: May 10, 2016	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued May 10, 2016 regarding CenterPoint Energy, Inc.’s first quarter 2016 earnings

99.2	Supplemental Materials regarding CenterPoint Energy, Inc.’s first quarter 2016 earnings